Exhibit 4.7

            NUMBER                                           SHARES
          LAP


 THIS CERTIFICATE IS TRANSFERABLE                    7% SERIES B CUMULATIVE
IN WINSTON-SALEM, N.C., BOSTON, MA.               CONVERTIBLE PREFERRED STOCK
         AND NEW YORK, N.Y.
                                                       CUSIP 514936 20 2
  INCORPORATED UNDER THE LAWS
OF THE COMMONWEALTH OF VIRGINIA              SEE REVERSE FOR CERTAIN DEFINITIONS


                        LANDAMERICA FINANCIAL GROUP, INC.

THIS CERTIFIES that






is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE 7% SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK (WITHOUT PAR VALUE) OF

                       LANDAMERICA FINANCIAL GROUP, INC.

(the "Corporation")  transferable on the  books of the Corporation  by the owner   COUNTERSIGNED AND REGISTERED:
hereof  in  person  or by  duly  authorized  attorney  upon  surrender  of  this              WACHOVIA BANK, N.A.
certificate  properly  endorsed.  This  certificate  and the shares  represented              (WINSTON-SALEM, N.C.)   TRANSFER AGENT
hereby are  subject  to all of the  terms,  conditions  and  limitations  of the                                       AND REGISTRAR
Articles of Incorporation of the Corporation and all amendments thereto.           BY:
         This Certificate  is  not  valid  unless countersigned  by the Transfer
Agent and registered by the Registrar.                                                                          AUTHORIZED SIGNATURE
         WITNESS  the  facsimile  seal  of the  Corporation  and  the  facsimile signatures of its duly authorized officers.
Dated:

                                 [CORPORATE SEAL
/s/ Russell W. Jordan, III       OF LANDAMERICA     /s/ Charles H. Foster, Jr.
                                    FINANCIAL
SECRETARY                         GROUP, INC.]      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                       LANDAMERICA FINANCIAL GROUP, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST, AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH CLASS OF STOCK AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. REQUESTS MAY BE DIRECTED TO LANDAMERICA FINANCIAL GROUP, INC., 6630 WEST BROAD STREET, RICHMOND, VIRGINIA 23230.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common           UNIF GIFT MIN ACT - ___________Custodian____________
         TEN ENT - as tenants by the entireties                         (Cust)               (Minor)
         JT TEN  - as joint tenants with right                      under Uniform Gifts to Minors
                   of survivorship and not as                       Act_____________
                   tenants in common                                      (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|_________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the  capital  stock  represented  by the  within  Certificate,  and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________________________


                                 _______________________________________________
                         NOTICE: THE   SIGNATURE   TO   THIS   ASSIGNMENT   MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.